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                                                                  Exhibit 10.12

                               WARRANT AGREEMENT

         WARRANT AGREEMENT, dated as of September 9, 1994, made by CARDMEMBER PUBLISHING CORPORATION, a Delaware corporation (the "Company"), in favor of BROWN BROTHERS HARRIMAN & CO. (the "Holder") with respect to warrants (the "Warrants") to purchase shares (the "Warrant Shares") of the Company's Class A Common Stock, $.01 per share (the "Class A Common Stock").

                              W I T N E S S E T H:

         WHEREAS, the Holder has on the date hereof entered into a Credit Agreement (the "Credit Agreement") among the Company, the lender parties thereto (including Holder) and Holder, as agent on behalf of such tenders; and

         WHEREAS, in connection with the Credit Agreement, the Company has agreed to issue Warrants to the Holder as a placement fee; and

         WHEREAS, the Company desires to enter into this Warrant Agreement to set forth the terms and conditions of the issuance, transfer, exchange and replacement of the certificates evidencing the Warrants to be issued hereunder (the "Warrant Certificates") and the terms and conditions of the Warrants and the rights of the holders thereof and to set forth the respective rights and obligations of the Company relating thereto;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

         SECTION 1. Warrants. The Company hereby agrees that the Holder shall receive on the date of the initial loan under the Credit Agreement Warrants to purchase 20,000 Warrant Shares. Each Warrant shall entitle the Holder, or any assign thereof, subject to the provisions of this Warrant Agreement, to purchase, at any time after such loan is made and before the close of business on December 31, 1999 (the "Expiration Date"), one fully paid and nonassesable share of Class A Common Stock, at a price of $15.00 per share, subject to adjustments as provided in Section 5 hereof (the "Exercise Price").

         For purposes of this Warrant Agreement, the term "close of business" on any given date shall mean 5 p.m., New York time, on such day or if such day is not a business day on the next succeeding business day. For purposes of this Warrant Agreement, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law to be closed.

         SECTION 2. Warrant Certificates; Reservation of Shares. Simultaneously with the execution and delivery of this Agreement, the Company shall deliver to the Holder a duly executed Warrant Certificate representing the Warrants. The Warrant Certificates (and the Form of Election to Purchase and the Form of Assignment to be printed on the reverse thereof) shall be in registered form only and shall be substantially in the form
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set forth in Exhibit A hereto, and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Warrant Agreement, or as may be required to comply with any law, or with any rule or regulation made pursuant thereto, or with any rule or regulation of any stock exchange on which the Class A Common Stock or the Warrants may be listed, or to conform to usage. Subsequent to issuance of the Warrant Certificates, the Company shall sign a Warrant Certificate only if the Warrant Certificate is issued in exchange or substitution for one or more previously signed Warrant Certificates or in connection with their transfer, as herein provided. The Warrants shall be exercisable only for whole shares and cash will be paid in lieu of fractional shares in accordance with Section 7. Each Warrant Certificate shall be dated as of the date of execution by the Company.

         Each Warrant Certificate shall be executed on behalf of the Company by the manual signature of the president or a Vice President of the Company under its corporate seal, attested by the manual signature of the Secretary or an Assistant Secretary of the Company. In case any officer of the Company who shall have signed any Warrant Certificate shall cease to be such officer of the Company before issue and delivery thereof by the Company, such Warrant Certificate, nevertheless, may be issued and delivered with the same force and effect as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company.

         The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Class A Common Stock the full number of shares of Class A Common Stock deliverable upon exercise of all outstanding Warrants for the purpose of enabling the Company to satisfy its obligation to issue shares of Class A Common Stock upon exercise of the Warrants.

         SECTION 3. Transfers and Exchanges of Warrant Certificates. The Company will keep or cause to be kept books for registration of ownership and transfer of the Warrant Certificates issued hereunder. Such registration books shall show the names and addresses of the respective holders of the Warrant Certificates and the number of Warrants evidenced by each such Warrant Certificate.

         The Company shall register the transfer and exchange of any outstanding Warrant Certificates upon the registration books maintained by the Company for that purpose, upon surrender of the Warrant Certificates to the Company at the corporate offices of the Company in Stamford, Connecticut, at any time on or before the Expiration Date, and accompanied by appropriate instruments of transfer all in form reasonably satisfactory to the Company and payment of a sum sufficient to cover any governmental tax or other charge that may be imposed in connection with such exchange or transfer.



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         Whenever any Warrant Certificate is surrendered for exchange or transfer, the Company shall promptly cancel the surrendered Warrant Certificate and deliver to the transferee a new Warrant Certificate duly executed by the Company for the number of full Warrants transferred to such transferee; provided, however, that in case the registered holder of any Warrant Certificate shall elect to transfer fewer than all of the Warrants evidenced by such Warrant Certificate, the Company in addition shall promptly deliver to such registered holder a new Warrant Certificate or Certificates duly executed by the Company for the number of full Warrants not so transferred.

         SECTION 4. Mutilated, Destroyed, Lost or Stolen Warrant Certificates. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate and (i) in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, or (ii) in the case of mutilation, upon surrender and cancellation of the Warrant Certificate, the Company shall deliver a new Warrant Certificate duly executed by the Company of like tenor for the same number of Warrants.

         SECTION 5. Adjustments of Number and Kind of Shares Purchasable and Exercise Price. The Exercise Price and the number of shares of Class A Common Stock (or other securities or property) issuable upon exercise of a Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided below:

             (a) For purposes of this Section 5, the following definitions shall apply:

                 (i) "Common Stock": shall mean the Class A Common Stock and the Class B Common Stock;

                 (ii) "Class B Common Stock" shall mean the Company's Class B Common Stock, par value $.01 per share.

                 (iii) "Preferred Stock": shall mean the shares issued and outstanding as of the date hereof of the Company's Series A Preferred Stock, Series B preferred Stock, Series C Preferred Stock and Series D preferred Stock;

                 (iv) "Option": shall mean right, option or warrant to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities;

                 (v) "Convertible Securities": shall mean any evidences of indebtedness, stock (other than Common Stock or preferred Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock; and

                 (vi) "Additional Shares of Common Stock: shall mean all shares of Common Stock issued (or, pursuant to Section 5(c), deemed issued) by the Company after the date hereof, other than shares of Class A Common Stock issued or issuable:


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                  (A) Upon the conversion of shares of Stock;

                  (B) Upon the exercise of any Warrant;

                  (C) To officers, directors or employees of, or consultants to, the Company pursuant to a stock purchase or option plan or other employee stock incentive program (collectively, the "Plans") approved by the Board of Directors in an amount not to exceed one hundred twelve thousand (112,000) shares of Class B Common Stock (including all outstanding Options to purchase Class B Common Stock and Class B Common Stock issued pursuant to the plans); or

                  (D) Upon conversion of shares of Class A Common Stock to shares of Class B Common Stock.

            (b) No adjustment in the number of shares of Class A Common Stock deliverable upon the exercise of a Warrant shall be made, by adjustment of the Exercise Price in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share for an Additional Share of Common Stock issued or deemed issued by the Company is less than the Exercise Price in effect on the date of and immediately prior to the issuance of such Additional Shares of Common Stock.

            (c) (i) In the event the Company at any time or from time to time after the date hereof shall issue any options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Class A Common Stock issued as of the time of such issue, or in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5(e) hereof) of such Additional Shares of Common Stock would be less than the Exercise Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Class A Common Stock are deemed to be issued:

                  (A) No further adjustment in the Exercise Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                  (B) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the


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consideration payable to the Company, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

              (C) Upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                  (I) In the case of Convertible Securities or Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

                  (II) in the case of Options for Convertible Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Company for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (determined pursuant to Section S (e)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

              (D) No readjustment pursuant to clause (B) or (C) above shall have the effect of increasing the Exercise Price to an amount which exceeds the lower of (i) the Exercise Price on the original adjustment date, or (ii) the Exercise Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

              (E) In the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Exercise Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause
(C) above; and


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                  (F) If such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Exercise Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Exercise Price shall be adjusted pursuant to this Section
5(c) as of the actual date of their issuance.

             (ii) In the event the Company at any time or from time to time after the date hereof shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock, or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                  (A) In the case of any such dividend or distribution, immediately after close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                  (B) In the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

         If such record date shall have been fixed and such dividend shall not have been fully paid on the date fixed therefor, the adjustment previously made in the Exercise Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Exercise Price shall be adjusted pursuant to this Section 5(c) as of the time of actual payment of such dividend.

         (d) In the event the Company shall issue or shall be deemed to issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5 (c) (i), but excluding Additional Shares of Common Stock issued pursuant to Section 5 (c) (ii), which event is dealt with in Section 5 (f) hereof), without consideration or for a consideration per share less than the Exercise Price in effect on the date of and immediately prior to such issue, then and in such event, the Exercise Price shall be reduced, concurrently with such issue, to a price determined by multiplying such Exercise Price by a fraction (x) the numerator of which shall be (1) the number of shares of Class A Common Stock outstanding immediately prior to such issue (including shares of Class A Common Stock issuable upon conversion of any outstanding Preferred Stock or Convertible Securities or upon exercise of any outstanding options), plus (2) the number of shares of Class A Common Stock which the aggregate consideration received by the Company for ,the total number of Additional Shares of Class A Common Stock so issued would purchase at the Exercise Price in effect on the date of and immediately prior to such issue, and (y) the denominator of which shall be (1) the number of shares of Class A Common Stock outstanding immediately prior to such issue (including shares of Class A Common Stock issuable

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upon conversion of any outstanding preferred Stock or Convertible Securities or upon exercise of any outstanding options), plus (2) the number of such Additional Shares of Common Stock so issued. In the event of any such adjustments the number of shares of Class A Common Stock purchasable upon exercise of a Warrant shall be adjusted to a number determined by dividing the number of shares of Class A Common Stock subject to purchase upon exercise of each such Warrant immediately prior to such adjustment by the fraction used for purposes of the adjustment described in the immediately preceding sentence.

         (e) For purposes of this Section 5, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

              (i) Such consideration shall:

                  (A) Insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company excluding amounts paid or payable for accrued interest or accrued dividends;

                  (B) Insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                  (C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

              (ii) The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(c) (i), relating to Options and convertible Securities, shall be determined by dividing:

                  (A) The total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities. or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                  (B) The maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained


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therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

         (f) (i) In the event the Company shall issue Additional Shares of Common Stock pursuant to Section 5(c) (ii) in a stock dividend, stock distribution or subdivision, then (A) the Exercise Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be adjusted to a price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Class A Common Stock outstanding immediately prior to such issue (including shares of Class A Common Stock issuable upon conversion of any outstanding preferred Stock or Convertible Securities or upon exercise of any outstanding Options) and the denominator of which shall be the number of shares of Class A Common Stock outstanding immediately prior to such issue (including such shares of Class A Common stock issuable upon conversion of any outstanding preferred Stock or Convertible Securities or upon exercise of any outstanding Options) plus the number of such Additional Shares of Common Stock so issued and (B) the number of shares of Class A Common Stock subject to purchase upon exercise of each Warrant shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be adjusted to a number determined by multiplying the number of shares of Class A Common Stock subject to purchase upon exercise of each Warrant immediately prior to such issue by a fraction, the numerator of which shall be the number of shares of Class A Common Stock outstanding immediately prior to such issue (including shares of Class A Common Stock issuable upon conversion of any outstanding Preferred Stock or Convertible Securities or upon exercise of any outstanding options) plus the number of such Additional Shares of Class A Common Stock so issued and the denominator of which shall be the number of shares of Class A Common Stock outstanding immediately prior to such issue (including shares of Class A Common Stock issuable upon conversion of any outstanding preferred Stock or Convertible Securities or upon exercise of any outstanding options).

             (ii) In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then (A) the Exercise Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be adjusted to a price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Class A Common Stock outstanding immediately prior to such combination or consolidation (including shares of Class A Common Stock issuable upon conversion of any outstanding Preferred Stock or Convertible Securities or upon exercise of any outstanding Options) and the denominator of which shall be the number of shares of Class A Common Stock outstanding immediately after such Stock issuable upon conversion of any outstanding Preferred Stock combination or consolidation (including shares of Class A Common or Convertible Securities or upon exercise of any outstanding

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options) and (B) the number of shares of Class A Common Stock subject to purchase upon exercise of each Warrant shall, concurrently with the effectiveness of such combination or consolidation, be adjusted to a number determined by multiplying the number of shares of Class A Common Stock subject to purchase upon exercise of each Warrant immediately prior to such combination or consolidation by a fraction, the numerator of which shall be the number of shares of Class A Common Stock outstanding immediately after such combination or consolidation (including shares of Class A Common stock issuable upon conversion of any outstanding preferred Stock or Convertible Securities or upon exercise of any outstanding options) and the denominator of which shall be the number of shares of Class A Common Stock outstanding immediately prior to such combination or consolidation (including shares of Class A Common stock issuable upon conversion of any outstanding preferred Stock or Convertible Securities or upon exercise of any outstanding Options).

             (g) In case of any recapitalization, reorganization, reclassification, consolidation, merger or the conveyance of all or substantially all of the assets of the Company pursuant to which the holders of Common Stock are entitled to receive (either directly or on subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock (an "Organic Change"), the holders of Warrants shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Class A Common Stock purchasable upon the exercise of such Warrants, such shares of stock, securities or assets as such holders would have received if such holders had purchased shares of Class A Common Stock immediately prior to such Organic Change. In each such case, the Company shall also make appropriate provisions to insure that the holders of Warrants upon the exercise of such Warrants may purchase at the Exercise Price that number of shares of stock or other securities or property to which a holder of the number of shares of Class A Common Stock of the Company deliverable upon exercise of a Warrant would have been entitled upon such consolidation, merger or conveyance and that appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of warrants to purchase shares of Class A Common Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Exercise Price and the number of shares purchasable upon exercise of the Warrants) shall thereafter be applicable as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant. The Company shall not effect any such Organic Changes unless prior to the consummation thereof, the successor entity (if other than the company) assumes by written instrument the obligations set forth herein.

             (h) Upon the happening of any event requiring an adjustment of the Exercise Price, the Company shall forthwith give written notice thereof to the holders of Warrants stating such adjusted Exercise Price and the adjusted number of shares of Class A Common Stock purchasable upon the exercise of the Warrants held by such

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holder resulting from such event, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Board of Directors of the Company shall determine the computation made hereunder in accordance with the terms of this Agreement.

         SECTION 6. Exercise of Warrants. The registered holder of any Warrant Certificate may exercise the Warrants evidenced thereby, in whole at any time or in part from time to time on or after the issuance thereof but prior to the close of business on the Expiration Date. Warrants may be exercised by the holders as follows:

             (a) Exercise of Warrants shall be accomplished upon surrender of the Warrant Certificate evidencing such Warrants, with the Form of Election to purchase on the reverse side thereof duly completed and executed, to the Company at the corporate offices of the Company in Stamford, Connecticut, together with payment to the Company of the Exercise Price (as of the date of such surrender) of the Warrants then being exercised. Payment of the Exercise Price must be made in lawful money of the United States of America and in cash or by certified or official bank check or by bank wire transfer in immediately available funds to the order of the Company.

             (b) After the exercise of any Warrant, the Company shall issue and deliver to or upon the order of the registered holder of such Warrant Certificate, in such name or names as such registered holder may designate, a certificate or certificates for the number of full shares of the Class A Common Stock to be purchased, together with cash made available by the Company pursuant to Section 7 hereof in respect of any fraction of a share of such Class A Common Stock otherwise issuable upon such exercise.

             (c) In case the registered holder of any Warrant Certificate shall exercise fewer than all of the Warrants evidenced by such Warrant Certificate, the Company also shall issue and deliver to the registered holder of such Warrant Certificate, or to his duly authorized assigns, a new Warrant Certificate or Certificates duly executed by the Company evidencing the number of Warrants that were so exercised.

             (d) Each person in whose name any certificate for Class A Common Stock is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the Class A Common Stock represented thereby as of, and such certificate shall be dated, the date upon which the Warrant Certificate was duly surrendered in proper form and payment of the Exercise Price was made; provided, however, that if the date of such surrender and payment is a date on which the stock transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares as of, and the certificate for such shares shall be dated, the next succeeding business day on which the stock transfer books of the Company are open (whether before or after the Expiration Date) and the Company shall be under no duty to deliver the certificate for such shares until such date. The Company covenants


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and agrees that it shall not cause its stock transfer books to be closed for a period of more than 20 consecutive business days except upon consolidation, merger, sale or all or substantially all of its assets, dissolution or liquidation or as otherwise provided by law.

             (e) The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue and delivery of the Warrant Shares on exercise of any Warrant; provided, however, that the Company shall not be required to pay any such tax in connection with any transfer of the Warrants to a person other than Holder.

         SECTION 7. Fractional Interests. The Company shall not be required to issue any Warrant Certificate evidencing a fraction of a Warrant or to issue fractions of shares of securities on the exercise of the Warrants. If any fraction (calculated to the nearest one-tenth) of a Warrant or a share of securities would, except for the provisions of this Section 7, be issuable on the exercise of any Warrant, the Company shall purchase such fraction for an amount in cash equal to such fraction multiplied by the Current Market Price per share. By accepting a Warrant Certificate, the holder thereof expressly waives any right to receive a Warrant Certificate evidencing any fraction of a Warrant or to receive any fraction of a share of securities upon exercise of a Warrant.

         As used in this Warrant Agreement, "Current Market Price" of a share of Class A Common Stock means, at any date, (i) the closing market price on the trading day immediately preceding such date or (ii) if there is no such market price because the Company's Class A Common Stock is not then currently traded, the fair market value of the Class A Common Stock as determined jointly by the Company and the Holder or, if there is then more than one holder, by the holders of Warrants representing the right to acquire a majority of the Warrant Shares then issuable on exercise of all then outstanding Warrants; provided that if such parties are unable to reach agreement within a reasonable period of time, Current Market Price shall be determined by an appraiser jointly selected by the Company and the Holder or if there is then more than one holder, by holders of Warrants representing the right to acquire a majority of the Warrant Shares then issuable on exercise of the then outstanding Warrants, which determination will be final and binding on the Company and all holders of Warrants. The fees and expenses of such appraiser will be paid by the Company.

         SECTION 8. Warrant Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Warrant Certificate shall be entitled to vote, receive dividends or be deemed the holder of Class A Common Stock which may at any time be issuable on the exercise of the Warrants represented thereby for any purpose whatever, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon the holder of any Warrant Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate


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
action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise), or to receive notice of meetings or other actions affecting stockholders or to receive dividend or Subscription rights, or otherwise, until such Warrant Certificate shall have been exercised in accordance with the provisions hereof and the receipt and collection of the Exercise Price and any other amounts payable upon such exercise by the Company.

         SECTION 9. Legend. The Warrants and the Warrant Shares deliverable upon exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the "Act") or under any state securities law and any Warrant Shares issued upon the exercise of the Warrants shall bear the following legend:

               The shares of Class A Common Stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under any state securities law.


         SECTION 10. Cancellation of Warrant Certificates. In the event that the Company shall purchase or otherwise acquire any Warrant Certificate or certificates after the issuance thereof, such Warrant Certificate or Certificates shall thereupon be cancelled by the Company and retired. The Company shall also cancel any Warrant Certificate delivered to it for exercise, in whole or in part, or delivered to it for transfer, split-up, combination or exchange.

         SECTION 11. Payment of Expenses by the Company. The Company agrees to pay all expenses, including counsel fees, and other disbursements incurred in the administration and execution of this Warrant Agreement and the exercise and performance of its duties hereunder.

         SECTION 12. Issuance of New Warrant Certificates. Notwithstanding anything to the contrary in this Warrant Agreement or the several Warrant Certificates, the Company may, at its option, issue new Warrant Certificates in such form as may be approved by this Board of Directors to reflect any adjustment or change in the Exercise Price or the number and kind of shares purchasable under the several Warrant Certificates made in accordance with the provisions of this Warrant Agreement.

         SECTION 13. Financial Reports and Other Information. The Company agrees to provide each registered holder of a Warrant at its address reflected on the Company's registration books, promptly after they become available, with copies of all regular, special and periodic financial and other information and reports which it sends or makes generally available to its stockholders.

         SECTION 14. Notices. Notice or demand pursuant to this Warrant Agreement to be given or made on the Company by the registered holder of any Warrant Certificate shall be sufficiently given or made if sent by first-class or registered mail, postage prepaid, addressed (until another address is filed in writing by the Company with the registered holders of Warrant Certificates) as follows:

                        CardMember Publishing Corporation
                        655 Washington Blvd. - Suite 1000
                        Stamford, Connecticut  06901-3724
                        Attention:  Chief Financial Officer

Any notice or demand authorized to be given or made to the registered holder of any Warrant Certificate under this Warrant Agreement shall be sufficiently given or made if sent by first-class or registered mail, postage prepaid, to the last address of such holder as it shall appear on the registers maintained by the Company.

         SECTION 15. Amendments. This Warrant Agreement may be modified or amended only by a written agreement signed by the Company and the Holder or, if there is more than one holder, by holders of Warrants representing the right to acquire a majority of the Warrant Shares then issuable on exercise of the then outstanding Warrants.

         SECTION 16. Successors. All the covenants and provisions of this Warrant Agreement by or for the benefit of the Company and the registered holders of Warrant Certificates shall bind and inure to the benefit of their respective successors and assigns hereunder.

         SECTION 17. Benefits of this Warrant Agreement. Nothing in this Warrant Agreement or in the Warrant Certificates shall be construed to give to any person or corporation other than the Company, the registered holders of the Warrant Certificates and their respective successors and assigns hereunder, any legal or equitable right, remedy or claim under this Warrant Agreement. This Warrant Agreement shall be for the sole and exclusive benefit of the Company, the registered holders of the Warrant Certificates and their respective successors and assigns hereunder.

         SECTION 18. Description Headings. The descriptive headings of the several Sections of this Warrant Agreement are inserted for convenience only and shall not control or affect the meaning of construction of any of the provisions hereof.

         SECTION 19. Counterparts. This Warrant Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed, all as of the day and year first above written.

                                      The Company:

                                      CARDMEMBER PUBLISHING CORPORATION


                                      By: /s/ Gary Johnson
                                          --------------------------------------
                                      Name:  Gary Johnson
                                      Title:



                                      The Holder:

                                      per pro BROWN BROTHERS HARRIMAN & CO



                                      /s/ W. C. Sullivan III
                                      ------------------------------------------
                                      Name:  W. C. Sullivan III
                                      Title: